Exhibit 99.1

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.



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               Preliminary Structural and Collateral Term Sheet
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               $270,000,000 (approximate) of Senior Certificates
 Logo                   J.P. Morgan Mortgage trust 2003-A1
Omitted       Mortgage Pass-Through Certificates, Series 2003-A2
JPMorgan                                                               10/30/03

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                          Features of the Transaction
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-    Offering consists of approximately [x mm]of Senior Certificates expected to be rated AAA by 2 of the 3; S&P, Moody's, Fitch.

-    The Amount of Senior Certificates is approximate and may vary.

-    Multiple groups of Mortgage Loans will collateralize the transaction.

-    There are approximately [x] groups of Senior Certificates, which may vary.

- The Credit Support for each group of Senior Certificates is Cross-Collateralized, with respect to losses.





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                                            Key Terms
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
Issuer:                                                                   JPMChase Mortgage Trust
Underwriter:                                                             JPMorgan Securities, Inc.
Depositor:                                                           J.P. Morgan Acceptance Corp.
Master Servicer:                                                                      Wells Fargo
Trustee:                                                                                      TBD
Type of Issuance:                                                                          Public
Servicer Advancing:                                                Yes, Subject to Recoverability
Compensating Interest:                                           Various, Capped at Servicing Fee
Clean-Up Call/Optional Termination:                      [5%] clean-up call (aggregate portfolio)

Legal Investment:                                      The Senior Certificates are Expected to be
                                                                    SMMEA eligible at Settlement.
ERISA Eligible:                                        The Senior Certificates are Expected to be
                                                        ERISA eligible subject to limitations set
                                                        forth in the final prospectus supplement.
Tax Treatment:                                                                              REMIC
Structure:                                                 Senior/Subordinate w/Shifting Interest
                                                   and Subordinate Certificate Prepayment Lockout
Expected AAA Subordination:                                                        2.85% +/- .50%
Rating Agencies:                                             At least 2 of 3: Moody's, S&P, Fitch
Registration:                                                           Senior Certificates - DTC

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                                     Time Table (approximate)
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Expected Settlement                                                                      11/26/03
Cut-Off Date                                                                              11/1/03
First Distribution Date                                                                  12/25/03
Distribution Date                                                       25th or Next Business Day

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                                         Preliminary Mortgage Pool(s) Data (approximate)
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                                            Pool 1           Pool 2           Pool 3           Pool 4          Pool 5
Collateral Type                          10 Yr Hybrid     10 Yr Hybrid     7 Yr Hybrid      3 Yr Hybrid        1 Year
                                             ARMS             ARMS            ARMS             ARMS             ARMS
Outstanding Principal Balance             40,449,053       95,059,189       82,890,110      49,987,573       10,651,971
Number of Mortgage Loans                      91               191             151              96               30
Average Principal Balance                   444,495          497,692         548,941          520,704          355,066
Weighted Average Annual Mortgage Rate        5.05%            5.11%           4.77%            4.47%            3.91%
Weighted Average Maturity                     358              358             359              359              353
Weighted Average Seasoning                     2                2               1                1                7

Weighted Average Months to Roll              118               118              83               36               5
ARM Index                                  1 Yr CMT        6 Mo Libor       6 Mo Libor       1 Yr Libor       1 Yr CMT
Weighted Average Gross Margin                2.75%            2.00%            2.00%            2.25%           2.73%
Weighted Average First Cap                   5.0%             5.0%             5.0%             2.0%            2.0%
Weighted Average On-Going Cap                2.0%             1.0%             1.0%             2.0%            2.0%
Weighted Average Lifetime Cap                5.0%             5.0%             5.0%             6.0%            5.0%

Weighted Average Loan-to-Value                67%              69%             69%              73%             63%
Weighted Average FICO Score                   728              743             738              735             708
Geographic Distribution                    Cal: 38%         Cal: 29%        Cal: 26%         Cal: 47%        Cal: 18%
Percent Owner Occupied                        96%              91%             94%              87%             100%
Percent Single Family/PUD                     94%              92%             87%              92%             88%
Interest Only                                 No               Yes             Yes             ~48%             No
Primary Mortgage Pool Originator          Cwide/CDMC         Cendant         Cendant          CWIDE            Wells
Primary Mortgage Pool Servicer            Cwide/CDMC         Cendant         Cendant          CWIDE            Wells



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                                                 Preliminary Structure(s) Options
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
                                              Pool 1          Pool 2           Pool 3           Pool 4          Pool 5
Pass-Throughs                           ---------------------------------------------------------------------------------------
Sequentials                             |                |               |                 |                |                 |
Other                                   ---------------------------------------------------------------------------------------
                                                         |               |
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JPMSI Mortgage Trading Desk                                                   Greg Boester                     212.834.2499
                                                                              Tom Scudese                      212.834.2499



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or financial instruments mentioned herein may not be suitable for all
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The information contained herein is qualified in its entirety by the
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The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be
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upon the information contained in the final prospectus and prospectus
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WITH THE PROPOSED TRANSACTION.